Filed Pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
SWP Growth & Income ETF (the “Fund”)
a series of Manager Directed Portfolios

Supplement dated March 3, 2026
to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), each dated December 18, 2025

Effective March 3, 2026 (the “Effective Date”), Matthew Geary no longer serves as a Portfolio Manager to the Fund. Accordingly, as of the Effective Date, all references to Matthew Geary as a Portfolio Manager in the Fund’s Summary Prospectus, Statutory Prospectus and SAI are deleted in their entirety. Nathan Fischer, Mark Tepper, and Robert Lambert continue to serve as Portfolio Managers to the Fund and are jointly responsible for the Fund’s day-to-day management.

* * * * *

Please retain this supplement with your Statutory Prospectus, Summary Prospectus and SAI.